UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2009

POP STARZ VENTURES 3, INC.

(Exact Name of Registrant as Specified in Its Charter)

(Former Name of Registrant)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53412	26-3142811
(Commission File Number)	(IRS Employer Identification No.)

1739 Creekstone Circle San Jose, CA	95133
(Address of Principal Executive Offices)	(Zip Code)

(408) 691-0806

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	On September 11th 2009, the Registrant dismissed Stan J.H. Lee, CPA (“Lee”) as its independent registered public accounting firm. Lee audited the Registrant’s August 31, 2008 financial statements.

(b)

The Registrant delivered a copy of the Company’s Form 8-K filed with the Securities and Exchange Commission on September 17, 2009 (the “Report”) to Lee on September 11th 2009 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not Lee agrees with the statements made by the Registrant in the Report. A copy of Lee’s letter to the Securities and Exchange Commission regarding its agreement with the foregoing is attached hereto as exhibit 16.1

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 16.1  Independent auditor’s letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 23, 2009

Pop Starz Ventures 3, Inc.

By:	/s/ Ken Green

Ken Green

Chief Executive Officer